EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TOSECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries (the "Company"), for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Russelle Choi, President & Chief Executive Officer of the Company, and Manu Ohri, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Russelle Choi
                                    ------------------------------------
Dated: March 31, 2005               Russelle Choi
                                    President & Chief Executive Officer

                                    /s/ Manu Ohri
                                    ------------------------------------
Dated: March 31, 2005               Manu Ohri
                                    Chief Financial Officer


























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